UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 31, 2005

                     NAUGATUCK VALLEY FINANCIAL CORPORATION
                     --------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

         United States                    0-50876                65-1233977
         -------------                    -------                ----------
(State or other jurisdiction of         (Commission            (IRS Employer
 incorporation or organization)        (File Number)         Identification No.)


333 Church Street, Naugatuck, Connecticut                            06770
--------------------------------------------                         -----
(Address of principal executive offices)                           (Zip Code)

                                 (203)720-5000
                                 -------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition
          ---------------------------------------------

     On January 31, 2005, Naugatuck Valley Financial Corporation announced its financial results for the year and quarter ended December 31, 2004. The press release announcing financial results for the year and quarter ended December 31, 2004 is filed as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
           ---------------------------------

     Exhibit 99.1 Press Release dated January 31, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          NAUGATUCK VALLEY FINANCIAL CORPORATION




Date: February 1, 2005                   By: /s/ Lee R. Schlesinger
                                             ----------------------------
                                             Lee R. Schlesinger
                                             Vice President and Treasurer